INCOME TAX	12 Months Ended
Dec. 31, 2016
INCOME TAX [Abstract]
INCOME TAX
NOTE 10:	INCOME TAX

a.	Changes in Israeli corporate tax rates:

The regular corporate tax rate in Israel in 2016 is 25% (2015: 26.5%; 2014: 26.5%).

On August 5, 2013 the Israeli parliament (the Knesset) passed the Law for Changes in National Priorities (Legislative Amendments for Achieving Budget Objectives in the Years 2013 and 2014) - 2013, by which, inter alia, the corporate tax rate would be raised by 1.5% to a rate of 26.5% as from 2014. On January 4, 2016, the Knesset plenum approved a bill to amend the Income Tax Ordinance, including a reduction in corporate tax by 1.5% from 26.5% to 25%, as from January 1, 2016.

Under an amendment enacted in December 2016 to the Israel Income Tax Ordinance of 5721-1961, or the Tax Ordinance, the corporate tax rate will decrease to 24% for 2017 and 23% for 2018 and thereafter. Israeli companies are generally subject to capital gains tax at the corporate tax rate

b.	Non-Israeli subsidiaries are taxed according to the tax laws of the countries in which they are located.

c.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the deferred tax assets of the Company and its subsidiaries are as follows:

	December 31,
	2016	2015
	$	$

Operating loss carry forwards	13,625	7,656
Reserves and allowances	913	1,629

Net deferred tax assets before valuation allowance	14,538	9,285
Valuation allowance	(10,471)	(5,213)

Net deferred tax assets	4,067	4,072

Deferred income taxes consist of the following:
Domestic	8,987	4,027
Valuation allowance	(4,867)	-
Net deferred tax assets	4,120	4,027

Foreign	5,550	5,258
Valuation allowance	(5,604)	(5,213)
	(54)	45

As of December 31, 2016, the Company, its subsidiaries, have provided a valuation allowance of $10,471 in respect of deferred tax assets resulting from tax loss carryforwards and other temporary differences. Other tax loss carryforwards and temporary differences in the amount of $4,067 were not provided with valuation allowance as the Company’s management currently believes that these tax assets are more likely than not to be recovered.

d.	Carryforward tax losses:

SuperCom Ltd. has accumulated losses for tax purposes as of December 31, 2016 of approximately $23.1 million, which may be carried forward and offset against taxable income in the future for an indefinite period. SuperCom Ltd. also has a capital loss of approximately $13.8 million, which may be carried forward and offset against capital gains for an indefinite period. Loss carryforwards in Israel are measured in NIS.

As of December 31, 2016, SuperCom’s subsidiaries in the United States have estimated total available carryforward tax losses of approximately $14,411. In the U.S., tax losses can be carried forward for 20 years. However, utilization of U.S. net operating losses may be subject to a substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code and similar state provisions. These annual limitations may result in the expiration of net operating losses before utilization. Approximately $3,413 of the carryforward tax losses of the Company’s subsidiary in the U.S, is subject to such limitation.

e.
Israeli entities acquired in 2016 had accumulated net carried forward losses derived from operations prior to the acquisition date. These losses which carry full valuation allowance are not included in note 10 c as the company is in process of validating its statutory position.

SuperCom Ltd has assessments which are considered as final until the tax year ended December 31, 2011.

SuperCom’s subsidiaries in the United States and Israel have not received final assessments since their incorporation.

f.	Income (loss) before income tax consists of the following:

	Year ended December 31,
	2016	2015	2014
	$	$	$

Domestic	(9,634)	915	6,281
Foreign	(2,268)	301	1,595
	(11,902)	1,216	7,876

(*) Substantially all tax expenses are as a result of changes in deferred taxes

g.	Reconciliation of the theoretical tax benefit to the actual tax benefit:

A reconciliation of theoretical tax expense, assuming all income is taxed at the statutory rate applicable to the income of companies in Israel, and the actual tax expense (benefit), is as follows:

	Year ended December 31,
	2016	2015	2014
	$	$	$
Income(loss) before income tax, as reported in the consolidated statements of operations	(11,902)	1,216	7,876
Statutory tax rate in Israel	25%	26.5%	26.5%

Theoretical tax expense	(2,976)	322	2,087
Current year carryforward losses and other differences for which a valuation allowance was recorded	-	2	67
Changes in valuation allowance	5,257	(211)	(1,332)
Gain from bargain purchase and non-recoverable withholding taxes	(1,516)
Changes in foreign currency exchange rate and other differences	255	44	674
Changes in tax rate	828	-	-
Non-deductible expenses	243	40	179

Actual income tax expense (benefit)	2,091	197	1,675